1
Safe Harbor
Forward Looking Statements
Information set forth in this communication, including financial estimates and statements as projected growth constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements other than statements of historical fact, including statements regarding intent, belief or current expectations with respect to the matters discussed in this communication. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,”
“potential,” “continue” or other words of similar meaning. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties and other factors that may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. Such estimates and statements include, but are not limited to, statements about future financial and operating results, and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of the management of Vistana Signature Experiences, Inc. (“Vistana”) and Starwood
Hotels & Resorts Worldwide, Inc. (“Starwood”) and are subject to significant risks and uncertainties outside of Vistana and Starwood’s control. Further, estimates and statements are subject to risks and uncertainties, and actual results might differ materially.  Results, performance and achievements may be affected by general economic conditions including the impact of war and terrorist activity, natural disasters, business and financing conditions (including the condition of credit markets in the U.S. and internationally), foreign exchange fluctuations, cyclicality of the real estate (including residential) and the hotel and vacation ownership businesses, operating risks associated with the hotel, vacation ownership and residential businesses, relationships with associates and labor unions, customers and property owners, the impact of the internet reservation channels, our reliance on technology, domestic and international political and geopolitical conditions, competition, governmental and regulatory actions (including the impact of changes in U.S. and foreign tax laws and their interpretation), travelers’
fears of exposure to contagious diseases, risk associated with the level of our indebtedness, risk associated with potential acquisitions and dispositions and the introduction of new brand concepts and other risks and uncertainties. These risks and uncertainties are presented in detail in Starwood’s filings with the
Securities and Exchange Commission. There can be no assurance as to the development of additional vacation ownership units. Although we believe the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. Forward-looking statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Exhibit 99.1

Safe Harbor
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a wholly-owned subsidiary of ILG and Vistana. In connection with the proposed merger, ILG intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the Securities and
Exchange Commission (“SEC”). STOCKHOLDERS OF STARWOOD AND ILG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH
THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about ILG, Starwood and Vistana, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by ILG will be made available free of charge on ILG’s investor relations website. Copies of documents filed with the SEC by Starwood will be made available free of charge on Starwood’s investor relations website.
Participants in Solicitation
Starwood and its directors and executive officers, and ILG and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of ILG common stock in respect of ILG’s stock issuance in connection with the proposed merger. Information about the directors and executive officers of Starwood is set forth in the proxy statement for Starwood’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2015.
Information about the directors and executive officers of ILG is set forth in the proxy statement for ILG’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

»
Business has delivered strong performance YTD 2015 with contributions from all
Vistana reported segments
»
Pro-forma adjusted EBITDA
(1)
for 2015 expected to be approximately $136M -$141M
based on 8%-10% originated sales
(2)
growth and average daily rate (“ADR”) and
occupancy growth in our management and resort operations segment
Vistana Signature Experiences Growth Potential
2014
Originated Sales
$323M
Pro-forma
adjusted EBITDA
$112M
2015
Originated Sales
$350M -
$355M
Pro-forma
adjusted EBITDA
$136M -
$141M
2018
Originated Sales
$440M -
$550M
Pro-forma
adjusted EBITDA
$160M -
$195M
adjusted EBITDA.
(1)
Pro-forma adjusted EBITDA, is in accordance with the basis of presentation used in  the Vistana Form 10 filed September 22, 2015 and excludes the impact of the deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on our GAAP revenues and expenses and the operations of our residential business.  Includes the impact of the pro-forma adjustments related to our royalty fees, management fees and credit facility fees.
(2)
percent of the contract price, reduced by actual rescissions and cancellations as well as adjustments for incentives and other administrative fee revenues during the period.
Note:  Financial information presented excludes any impact related to the acquisition method of accounting.  Please see appendix for non-GAAP financial measures reconciliation for Pro-forma
Originated sales represent the total amount of vacation ownership products under purchase agreements signed during the period where we have received a down payment of at least ten

»
Annualized originated sales growth
–
–
–
Vacation
ownership
product
sales
margin
(1)
of
approximately
22%
»
Existing distribution capacity and infrastructure supports sales growth targets
–
Historical peak originated sales reached $739M in 2006
»
Complementary growth in other segments based on historical performance
–
Resort and Vacation Network Management increasing with growth in owner base, new development and inflation; Revenue stream is contract based, predictable and recurring
–
Resort Operations and Ancillary Services increasing with unit growth, investment in transferred properties and inflation
Vistana Signature Experiences –
2018 Potential Growth Scenarios
2015 Estimated
Growth Case
(2)
Higher Growth
Case
(2)
2018
originated
sales
3
$ 440
$ 550
Pro-forma adjusted EBITDA
4
$ 160
$ 195
Sales Growth Scenarios: 2015 -2018
(in millions)
Note: Financial information presented excludes any impact related to the acquisition method of accounting.
(1)
Vacation ownership product sales margin represents sales of vacation ownership products, net less cost of sales of vacation ownership products and sales and marketing expenses.
Margin percentage represents vacation ownership product sales margin divided by sales of vacation ownership products.
(2)
2018 growth scenarios based on 8% and 15% originated sales growth assumptions, respectively.
(3)
Originated sales represent the total amount of vacation ownership products under purchase agreements signed during the period where we have received a down payment of at least ten percent of the contract price, reduced by actual rescissions and cancellations as well as adjustments for incentives and other administrative fee revenues during the period.
(4)
Pro forma adjusted EBITDA is in accordance with the basis of presentation used in  the Vistana Form 10  filed September 22, 2015 and excludes the impact of the deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on our GAAP revenues and expenses and the operations of our residential business.  Includes the impact of the pro-forma adjustments related to our royalty fees, management fees and credit facility fees.
2015 Estimated Growth Case based on estimated growth rate between 2014 and 2015
Higher Growth Case based on embedded inventory and expected additional distribution points

5 APPENDIX

Vistana Signature Experiences –
Non-GAAP to GAAP Reconciliations
Note:  Financial information presented excludes any impact related to the acquisition method of accounting.
(1)
2018 growth scenarios based on 8% and 15% originated sales growth assumptions, respectively.
(2)
Adjusted EBITDA, is in accordance with the basis of presentation used in the Vistana Form 10 filed September 22, 2015 and excludes the impact of the deferral adjustment associated
(3)
Pro-forma adjusted EBITDA includes the impact of the pro-forma adjustments related to our royalty fees, management fees and credit facility fees.
Year Ended 2014
Low
High
2015 Estimated
Growth Case
(1)
Higher Growth
Case
(2)
Income before income taxes
127
$
133
$
138
$
154
$
191
$
Depreciation and amortization
38
39
39
48
48
Percentage of completion deferral
1
8
8
3
3
Residential
(12)
-
-
-
-
Adjusted EBITDA
(2)
154
180
185
205
242
Royalty fees
(36)
(37)
(37)
(38)
(40)
Management fees
(2)
(3)
(3)
(3)
(3)
Expenses for credit facilities
(4)
(4)
(4)
(4)
(4)
Pro-forma adjusted EBITDA
(3)
112
$
136
$
141
$
160
$
195
$
Year Ended  2015 Estimate
Year Ended 2018 Estimate
Vistana Signature Experiences, Inc
Non-GAAP to GAAP Reconciliation
(in millions)
with percentage of completion accounting guidelines reflecting its net impact on our GAAP revenues and expenses and the operations of our residential business.

Vistana
Signature
Experiences
–
Selected
Financial
Data
Unsecuritized
vacation ownership notes receivable, net of allowance of $75 and $68, respectively
$         415
$         334
Securitized vacation ownership notes receivable, net of allowance of $16 and $28, respectively
187
274
Inventory
240
213
Vacation
ownership
property
and
equipment,
net
(2)
329
316
Transferred properties property and equipment, net
144
182
Securitized debt from VIEs
188
249
Non-cash compensation
3
4
(Unaudited)
Vistana
Signature Experiences, Inc
Selected
Financial
Data
(1)
(in millions)
September 30,
December 31,
2015
2014
(1)
Selected financial data is in accordance with basis of presentation used in the Vistana Form 10 filed September 22, 2015
(2)
Vacation ownership property and equipment, net includes $47M and $48M of land held for future development as of September 30, 2015 and December 31. 2014, respectively.  This includes $15M of land that will be retained by Starwood for two legal entities comprising our ownership interests in Aruba.